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                                                                 EXHIBIT 10 (ii)


                             MEMORANDUM OF AGREEMENT


MADE IN DUPLICATE AT                 ON THE


BETWEEN:                             JOSEPH E. SEAGRAM & SONS, LIMITED
                                     (hereinafter called the "Company")

                                     OF THE FIRST PART
AND:
                                     (hereinafter called the
                                     "Designated Executive")

                                      OF THE SECOND PART

                                      ----------------------------------------

WHEREAS the Designated Executive is a highly valued officer of the Company; and

WHEREAS the Company desires to continue to have the benefit of the Designated Executive's services, and upon his/her retirement to have access to his/her experience and knowledge in a consultative capacity;

NOW, THEREFORE, THIS AGREEMENT WITNESSETH that in consideration of the foregoing and of the mutual covenants and agreements herein contained, the parties hereto have agreed and do hereby agree as follows:

1.       RETIREMENT PENSION ON OR AFTER ATTAINMENT OF AGE 60

         a) Upon the retirement of the Designated Executive on or after his/her attainment of age 60 he/she shall be entitled to receive from the Company from the date of his/her retirement until the date of his/her death a retirement pension equal to 1 1/2 % of his/her pensionable compensation during the 12 month period immediately preceding the date of his/her retirement, multiplied by the aggregate


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                  of his/her years of continuous service with any Company in the
                  Seagram System of Companies.

         b) For the purpose of this Agreement, pensionable compensation shall mean the average of the aggregate of the Designated Executive's salary and any bonus awarded to him/her in each of the 5 consecutive years of his/her last 10 years of service during which such aggregate was highest.

         c) The Seagram System of Companies shall mean The Seagram Company Ltd., and any of its Canadian Subsidiaries and Affiliated Companies and any Subsidiary and Affiliate as may be designated from time to time by the Board of the Company.

         d) Any retirement pension which the Designated Executive is entitled to receive under this Section 1 shall be reduced by the aggregate of any amounts of any retirement pensions which he/she is entitled to receive under any Retirement Plans of the Seagram System of Companies.

2.       RETIREMENT PENSION ON RETIREMENT PRIOR TO AGE 60

         a) In the event that the Designated Executive retires prior to age 60 with the consent of the Company, he/she shall be entitled to receive from the Company from the date of his/her retirement until the date of his/her death a retirement pension equal to 1 1/2 % of his/her pensionable compensation, as defined in Section 1 b) above, multiplied by the aggregate of his/her years of continuous service with any Company in the Seagram System of Companies, reduced by 1/4 of 1% for each month between the date of his/her retirement and his/her 60th birthday.

         b) Any retirement pension which the Designated Executive is entitled to receive under this Section 2 shall be reduced by the aggregate of any amounts of any retirement pensions which he/she is entitled to receive under any Retirement Plans of the Seagram System of Companies.

         c) The Designated Executive shall not be entitled to receive any benefit under this Agreement in the event he/she retires prior to age 60 without the consent of the



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                  Company; furthermore, neither the Designated Executive's
                  spouse nor his/her dependent child or dependent children shall be entitled to receive any benefit under this Agreement in the event that he/she retires prior to age 60 without the consent of the Company.

3.       DISABILITY PENSION

         a) In the event that the Designated Executive's service with the Company is suspended prior to his/her attainment of age 60 on account of his/her becoming disabled, he/she shall be entitled to receive from the Company from the date on which the payment of his/her salary is terminated on account of his/her becoming disabled until the earlier of the date on which he/she ceases to be disabled or dies, a pension equal to 1 1/2% of his/her pensionable compensation, as defined in Section 1 b) above, multiplied by the aggregate of his/her years of continuous service with any Company in the Seagram System of Companies and the number of years between the date his/her salary is so terminated and his/her 65th birthday.

         b) In the event that the Designated Executive's service with the Company is suspended on account of his/her becoming disabled, and he/she ceases to be disabled prior to his/her attainment of age 60, he/she shall return to the service of the Company on his/her ceasing to be disabled unless the Company consents to his/her retirement. If the Designated Executive does not return to the service of the Company on his/her ceasing to be disabled prior to his/her attainment of age 60, he/she shall be deemed to have retired without the consent of the Company.

         c) For the purposes of this Agreement, the Designated Executive shall be considered to be disabled if he/she is prevented by a physical or mental disability prior to his/her attainment of age 60 from performing his/her regular duties for the Company. The Company may at any time in its absolute discretion require the Designated Executive to be medically examined to determine whether he/she is disabled or continues to be disabled. Such medical examination shall be performed by two medical practitioners; one named by the Designated Executive and one named by the Company. In the event of disagreement, the two medical practitioners must agree on a third impartial medical practitioner whose decision



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                  as to the health of the Designated Executive and his/her
                  ability to fulfill the duties of his/her office shall be binding on both parties hereto. Subject to the foregoing, the Company shall determine the dates as of which the Designated Executive shall be deemed to have become or to have ceased to be disabled.

         d) In the event that the Designated Executive returns to the service of the Company after ceasing to be disabled, the period of suspended service during which he/she was disabled shall count for the purpose of determining the amount of any benefits payable under this Agreement, where applicable.

         e) Any pension which the Designated Executive is entitled to receive under this Section 3 shall be reduced by the aggregate of any amounts of any disability benefits which he/she is entitled to receive under any Long Term Disability Insurance Plan and of any pension he/she is entitled to receive under any Retirement Plans of the Seagram System of Companies.

4.       SPOUSE'S PENSION

         a) If the Designated Executive dies prior to his/her retirement or while his/her service is suspended on account of his/her being disabled and is survived by his/her spouse
                  ........................, he/she shall be entitled to receive from the Company from the date of his/her death until his/her death, a pension equal to 1.0% of the Designated Executive's pensionable compensation as defined in Section 1 b) above, multiplied by the aggregate of the number of years of continuous service with any Company in the Seagram System of Companies and the number of years between his/her date of death and his/her 65th birthday.

         b) If the Designated Executive dies after commencing to receive any pension under Sections 1, 2 or 3 of this Agreement and is survived by his/her said spouse, he/she shall be entitled to receive from the Company from the date of his/her death until his/her death, a pension equal to 66-2/3% of the amount of the pension which the Designated Executive is entitled to receive at the date of his/her death under this Agreement before such amount is reduced by the amounts of any retirement



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                  pensions which he/she is entitled to receive under any
                  Retirement Plans of the Seagram System of Companies.

         c) Any pension which the said spouse of the Designated Executive is entitled to receive under this Section 4 shall be reduced by the aggregate of any amounts of any income benefits which are payable in respect of the Designated Executive's spouse under any Survivor Income Plan and any amounts of any pensions which his/her said spouse is entitled to receive under any Retirement Plan of the Seagram System of Companies.

5.       CHILD OR CHILDREN'S PENSION

         a) If upon the death of the Designated Executive's said spouse while he/she is receiving a pension under Section 4 hereof, there survive a dependent child or dependent children, as defined in the Survivor Income Plan of the Company, issue of his/her marriage with said spouse, together with such children as are covered in the attachment hereto, of if upon the death of the Designated Executive prior to his/her retirement or while his/her service with the Company is suspended on account of his/her being disabled, or after his/her retirement having retired on his/her normal retirement date or earlier with the consent of the Company, he/she is not survived by his/her said spouse but there survive him/her any dependent child or dependent children such dependent child or dependent children shall be entitled to receive while so dependent as from the date of the death of the Designated Executive's said spouse, or from the death of the Designated Executive, as the case may be, an annual pension equal to the amount of the annual pension which the Designated Executive's said spouse was or would have been entitled to receive under Section 4 hereof if the Designated Executive was or had been survived by his/her said spouse, before such amount is reduced by the amounts of any income benefits or pension which are payable in respect of the Designated Executive's said spouse, dependent child or dependent children under any Survivor Income Plan or any Retirement Plan of the Seagram System of Companies.



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         b)       The pension which the Designated Executive's dependent child or dependent children are entitled to receive shall accrue and be paid for the sole use of such dependent child or dependent children, and in equal shares for each if there be more than one, to his, her or their duly appointed tutor or guardian, or, in default of such, then to any person whom the Company may name or approve to that end, for so long as any such dependent child or dependent children remain dependent and no longer, the total amount of such pension not diminishing so long as there remains any such dependent child.

         c) Any pension which the Designated Executive's dependent child or dependent children are entitled to receive under this
                  Section 5, shall be reduced by the aggregate of any amounts of any income benefits which are payable in respect of the Designated Executive's dependent child or dependent children under any Survivor Income Plan or any Retirement Plan of the Seagram System of Companies.

6.       INTERPRETATION

         a) The references in this and all other Sections of this Agreement to the Retirement Plans, Long Term Disability Insurance Plan and Survivor Income Benefit Plan of the Seagram System of Companies shall be understood to mean such Plans, if any, which are in effect at the time of the Designated Executive's retirement, disability or death, and under which any pension, disability or income benefits are payable in respect of the Designated Executive, his/her said spouse dependent child or dependent children.

         b) The aggregate amount of any pension, disability or income benefits which the Designated Executive or his/her said spouse or dependent child or dependent children are entitled to receive under this Agreement and the Retirement Plans, Long Term Disability Insurance Plan or Survivor Income Benefit Plan of the Seagram System of Companies shall be the amount of any pension or disability benefit which the Designated Executive or his/her said spouse or dependent child or dependent children are entitled to receive under this Agreement before such amount is reduced by the amount of any pension, disability or income benefit




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                  which they are entitled to receive under the aforesaid Plans, and in the event that the amount of any pension, disability or income benefit which the Designated Executive or his/her said spouse or dependent child or dependent children are entitled to receive under the aforesaid Plans is increased or decreased as a result of the amendment of the terms of such Plans after they have commenced receiving any pension, disability or income benefit under this Agreement the amount of any pension, disability or income benefit which they are entitled to receive under this Agreement shall be decreased or increased by an amount equal to the amount by which the amount of any pension, disability or income benefit which they are entitled to receive under the aforesaid Plans is increased or decreased, as the case may be.

         c) In determining the amount of any pension payable to the Designated Executive under Sections 1, 2 or 3 hereof the amount deductible in respect of the pension which he/she is entitled to receive under the Retirement Plans of the Seagram System of Companies shall be determined as if:

                  (i) he/she were entitled to receive a pension in the amount of the normal pension payable under the Retirement Plans from the date of his/her retirement to the date of his/her death; if no pension is payable to him/her under a Retirement Plan from the date of his/her retirement, he/she shall be deemed to be entitled to receive from the date of his/her retirement to the date of his/her death a pension in an amount equal to the actuarial equivalent of the normal pension payable to him/her under such Retirement Plans;

                  (ii) no amount were included in his/her pension by reason of any additional voluntary contributions having been made by him/her to the Retirement Plans;

                  (iii) no options were exercised by him/her under the Retirement Plans; and

                  (iv) the pension which he/she would otherwise be entitled to receive under the Retirement Plans were not deferred or commuted in whole or in part.



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7.       CONDITION

It is the condition of this Agreement in the event that the Designated Executive retires on or after his/her attainment of age 60 or earlier with the consent of the Company, in order for him/her or his/her said spouse or dependent child or dependent children to be entitled to receive any pension under this Agreement in accordance with the provisions of Section 1, 2, 3, 4 or 5 hereof that the Designated Executive:

                  (i) will be able to render consultative and advisory services to the Company on request; such services will not require the Designated Executive to follow a full daily or weekly work schedule but he/she is to be available for consultation on any and all general policy or technical questions within his/her knowledge and experience, whether by telephone or, if necessary in his/her judgement, at the offices of the Company; such services shall be provided on a contractual basis and the Designated Executive shall not be deemed to be an employee of the Company; and

                  (ii) will not directly or indirectly enter into the employment of any person, firm or corporation if such employment would be in conflict with the interests of the Company.

8.       ARBITRATION

For the purposes of the implementation of this Agreement, the Company shall act through its Board of Directors and the Designated Executive shall act personally or through any person whom he/she may designate. In the event of disagreement between the Company and the Designated Executive regarding the interpretation of this Agreement, the Company shall name a representative and the Designated Executive shall name a representative and both such named representatives must agree on a third impartial person and such two representatives and third person shall judge the matter and their decision shall be binding on the parties hereto.



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9.       AMENDMENT

No alteration, amendment or variation of this Agreement shall be valid unless the same is in writing and executed by the parties hereto.

10.      APPLICABLE LAW

This Agreement shall be interpreted and administered in accordance with the laws of the Province of Ontario, Canada.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

                                     JOSEPH E. SEAGRAM & SONS, LIMITED


                                  By:
                                     -----------------------------------

                                     -----------------------------------

In the presence of:


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                                                      Employee

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